   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 18, 1997


                                                      REGISTRATION NO. 333-28817
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 4

                                       TO
                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                           SYNTHETIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          2221                         58-1049400
 (State or other jurisdiction    (Primary Standard Industrial          (I.R.S. Employer
      of incorporation or         Classification Code Number)       Identification Number)
         organization)

                               309 LAFAYETTE ROAD
                           CHICKAMAUGA, GEORGIA 30707
                                 (706) 375-3121
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                             ---------------------
                              JOSEPH F. DANA, ESQ.
                  CHIEF OPERATING OFFICER AND GENERAL COUNSEL
                           SYNTHETIC INDUSTRIES, INC.
                               309 LAFAYETTE ROAD
                           CHICKAMAUGA, GEORGIA 30707
                                 (706) 375-3121
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          Copies of Communications to:

                              MARK ZVONKOVIC, ESQ.
                                KING & SPALDING
                              120 WEST 45TH STREET
                            NEW YORK, NEW YORK 10036
                                 (212) 556-2100
                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement is declared effective and the Plan of Withdrawal and Dissolution referred to in the Joint Proxy Statement and Prospectus forming a part of this Registration Statement is approved.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law (the "DGCL") empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. A corporation may, in advance of the final disposition of any civil, criminal, administrative or investigative action, suit or proceeding, pay the expenses (including attorneys' fees) incurred by any officer, director, employee or agent in defending such action, provided that the director or officer undertakes to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation. A corporation may indemnify such person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

     A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation to procure a judgment in its favor under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses (including attorneys' fees) which he or she actually and reasonably incurred in connection therewith. The indemnification provided is not deemed to be exclusive of any other rights to which an officer or director may be entitled under any corporation's by-laws, agreement, vote or otherwise.

     In accordance with Section 145 of the DGCL, Article VII of the Company's Certificate of Incorporation, as amended and restated (the "Restated Certificate") provides that the Company may indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys' fees) incurred by reason of the fact that such person is or was a director, officer, fiduciary, or agent of the Company, or, while serving as a director, officer, fiduciary or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of another domestic or foreign corporation or other individual or entity or of an employee benefit plan to the extent and in the manner provided in any bylaw, resolution of the directors, resolution of the stockholders, contract, or otherwise so long as such indemnification is legally permissible.

     The foregoing statements are subject to the detailed provisions of Section 145 of the DGCL and Article VII of the Restated Certificate.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits


          2.1            -- Acquisition Agreement dated November 21, 1986 between
                            Synthetic Industries, Inc., Synthetic Industries Limited,
                            Polyweave Corporation, the shareholders of Synthetic
                            Industries, Inc., Synthetic Industries Limited and SI
                            Holding Inc., including exhibits thereto.(1)
          2.2            -- Plan and Agreement of Merger dated December 4, 1986.(1)
          2.3            -- Asset Purchase Agreement dated October 12, 1990 between
                            Synthetic Industries, Inc. and Chicopee.(2)
          3.1            -- Amended and Restated Limited Partnership Agreement of
                            Synthetic Industries, L.P. dated as of November 11, 1986
                            (with all amendments thereto) (previously filed).
          3.2            -- Certificate of Incorporation of Synthetic Industries,
                            Inc. filed with the Secretary of the State of
                            Delaware.(10)
          3.3            -- Amended and Restated By-Laws of Synthetic Industries,
                            Inc.(10)
          4.1            -- Indenture dated as of December 14, 1992 between Synthetic
                            Industries, Inc. and United States Trust Company of New
                            York, Trustee, with respect to the 12 3/4% Senior
                            Subordinated Debentures due 2002.(4)
          4.2            -- Supplemental Indenture dated as of October 20, 1995
                            between Synthetic Industries, Inc. and United States
                            Trust Company of New York, Trustee, with respect to the
                            12 3/4% Senior Subordinated Debentures due 2002
                            (previously filed).
          4.3            -- Supplemental Indenture dated as of February 11, 1997
                            between Synthetic Industries, Inc. and United States
                            Trust Company of New York, Trustee, with respect to the
                            12 3/4% Senior Subordinated Debentures due 2002
                            (previously filed).
          4.4            -- Indenture dated as of February 11, 1997 between Synthetic
                            Industries, Inc. and United States Trust Company of New
                            York, Trustee, with respect to the 9 1/4 Senior
                            Subordinated Notes due 2007.(16)
          4.5            -- Registration Rights Agreement, dated as of February 11,
                            1997, between Synthetic Industries, Inc. and Bear,
                            Stearns & Co. Inc.(16)
          4.6            -- Registration Rights Agreement, dated as of October 31,
                            1996, between Synthetic Industries, Inc. and Synthetic
                            Industries, L.P.(12)
          5.1            -- Opinion of King & Spalding (previously filed).
          8.1            -- Opinion of King & Spalding with respect to federal income tax matters (previously filed).
         10.1            -- Fourth Amended and Restated Revolving Credit and Security
                            Agreement dated as of October 20, 1995 among Synthetic
                            Industries, Inc., BankBoston and other Lenders listed on
                            Schedule I thereto, and BankBoston, as agent on behalf of
                            the Lenders.(9)
         10.2            -- Amendment No.1 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of
                            December 1, 1995.(9)
         10.3            -- Amendment No.2 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of
                            February 14, 1996.(11)
         10.4            -- Amendment No.3 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of March
                            15, 1996.(9)
         10.5            -- US Patent No. 4,867,614, Reinforced Soil and Method (Exp.
                            December 13, 2003).(2)

         10.6            -- US Patent No. 4,790,691, Fiber Reinforced Soil and Method
                            (Exp. December 13, 2003).(2)
         10.7            -- US Patent No. 5,007,766, Shaped Barrier for Erosion
                            Control and Sediment Collection (Exp. April 16, 2008).(2)
         10.8            -- Lease agreement dated November 22, 1971 between Murray
                            Sobel and Synthetic Industries, Inc. (including all
                            amendments to date).(1)
         10.9            -- Lease agreement dated February 13, 1969, between Murray
                            Sobel and wife, Marcela S. Sobel, and Joseph F. Decosimo,
                            Frank M. Thompson and Murray Sobel, Trustees and
                            Synthetic Industries, Inc. (including all amendments to
                            date).(1)
         10.10           -- Lease agreement dated December 17, 1990 between Chicopee and Synthetic Industries, Inc.(2)
         10.11           -- Lease agreement dated January 17, 1991 between Herchel L.
                            Webster and Allie Ree Webster and Synthetic Industries,
                            Inc. (the "Lumite Lease").(2)
         10.12           -- Amendment to the Lumite Lease dated October 1, 1992.(6)
         10.13           -- Consulting Agreement dated July 23, 1991 between Texpro
                            Limitada y Cia S.C.A. and Synthetic Industries,
                            Limited.(2)
         10.14           -- Supply Contract between Eastman Chemical Products, Inc.
                            and Synthetic Industries, Inc. dated December 13,
                            1991.(7)
         10.15           -- Agreement dated September 6, 1996 between Leonard Chill and Synthetic Industries, Inc.(13)
         10.16           -- Agreement dated September 6, 1996 between W. Wayne Freed and Synthetic Industries, Inc.(13)
         10.17           -- Agreement dated September 6, 1996 between Ralph A. Kenner and Synthetic Industries, Inc.(13)
         10.18           -- Agreement dated September 6, 1996 between William Gardner
                            Wright, Jr. and Synthetic Industries, Inc.(13)
         10.19           -- Agreement dated September 6, 1996 between John M. Long
                            and Synthetic Industries, Inc.(13)
         10.20           -- Agreement dated September 6, 1996 between Charles T.
                            Koerner and Synthetic Industries, Inc.(13)
         10.21           -- Agreement dated September 1, 1984 between Robert J.
                            Breyley, Sr. and Fibermesh Company.(2)
         10.22           -- Agreement dated September 6, 1996 between Joseph
                            Sinicropi and Synthetic Industries, Inc.(13)
         10.23           -- Agreement dated September 6, 1996 between W.O.
                            Falkenberry and Synthetic Industries, Inc.(13)
         10.24           -- Agreement dated September 6, 1996 between Bobby Callahan and Synthetic Industries, Inc.(13)
         10.25           -- 1994 Stock Option Plan for Non-Employee Directors.(8)
         10.26           -- 1994 Stock Option Plan.(8)
         10.27           -- 1996 Stock Option Plan.(11)
         10.28           -- Incentive Compensation Plan Fiscal Year 1994/1995.(11)
         10.29           -- Incentive Compensation Plan Fiscal Year 1995/1996.(11)
         10.30           -- Amendment No. 4 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of
                            September 27, 1996.(13)

         10.31           -- Amendment No. 5 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of
                            October 28, 1996.(14)
         10.32           -- Amendment No. 6 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of
                            January 29, 1997.(15)
         10.33           -- Asset Sale Agreement by and between Spartan Mills and
                            Synthetic Industries, Inc. dated as of February 27, 1997
                            (previously filed).
         10.34           -- Lease Agreement by and between Spartan Mills and
                            Synthetic Industries, Inc. dated as of February 27, 1997
                            (previously filed).
         10.35           -- Agreement and Plan of Withdrawal and Dissolution.
                            (Incorporated by reference to Annex A to the Proxy
                            Statement and Prospectus.)
         10.36           -- Agreement dated May 21, 1997 between Joseph F. Dana and
                            Synthetic Industries, Inc. (previously filed).
         21.             -- List of Subsidiaries of Synthetic Industries, Inc.(2)
         23.1            -- Consent of King & Spalding (included in Exhibit 5.1).
         23.2            -- Consent of Deloitte & Touche LLP (previously filed).
         24              -- Powers of attorney (previously filed).
         99.1            -- Press release, dated June 9, 1997, with respect to the
                            filing of this Registration Statement (previously filed).
         99.2            -- Opinion of Patricof & Co. Capital Corp. (Incorporated by
                            reference to Annex C to the Proxy Statement and
                            Prospectus.)
         99.3            -- Form of Proxy.
         99.4            -- Form of Promissory Note between Synthetic Industries,
                            Inc. and Synthetic Industries, L.P. (previously filed).
         99.5            -- Letter to the Limited Partners of Synthetic Industries,
                            L.P., dated September   , 1997 (previously filed).


---------------

 (1) Filed as an exhibit to the Company's Registration Statement on Form S-1 (33-11479) as filed with the Securities and Exchange Commission on January 23, 1987 and incorporated herein by reference.

 (2) Filed as an exhibit to the Company's Registration Statement on Form S-1 (33-51206) as filed with the Securities and Exchange Commission on August 24, 1992 and incorporated herein by reference.

 (3) Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.

 (4) Filed as an exhibit to the Company's Amendment No. 3 to the Registration on Form S-1 (33-51206) as filed with the Securities and Exchange Commission on December 4, 1992 and incorporated herein by reference.

 (5) Filed as an exhibit to the Partnership's Registration Statement on Form 10 (0-21548) as filed with the Securities and Exchange Commission on April 16, 1993 and incorporated herein by reference.

 (6) Filed as an exhibit to the Partnership's Amendment No. 1 to the Registration Statement on Form 10 (0-21548) as filed with the Securities and Exchange Commission on August 10, 1993 and incorporated herein by reference.

 (7) Pursuant to an order dated October 19, 1992, the Securities and Exchange Commission granted confidential treatment with respect to certain portions of this exhibit under Rule 406 of the Securities Act of 1933, as amended.

 (8) Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1994 and incorporated herein by reference.

 (9) Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1995 and incorporated herein by reference.

(10) Filed as an exhibit to the Company's Registration Statement on Form 8-A (0-12357) as filed with the Securities and Exchange Commission on October 24, 1996 and incorporated herein by reference.

(11) Filed as an exhibit to the Company's Registration Statement on Form S-1 (333-09377) as filed with the Securities and Exchange Commission on August 1, 1996 and incorporated herein by reference.

(12) Filed as an exhibit to Amendment No.1 to the Company's Registration Statement on Form S-1 (333-09377) as filed with the Securities and Exchange Commission on September 13, 1996 and incorporated herein by reference.

(13) Filed as an exhibit to Amendment No.2 to the Company's Registration Statement on Form S-1 (333-09377) as filed with the Securities and Exchange Commission on October 2, 1996 and incorporated herein by reference.

(14) Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996 and incorporated herein by reference.

(15) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the three months ended December 31, 1996 and incorporated herein by reference.

(16) Filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-23167) as filed with the Securities and Exchange Commission on March 12, 1997 and incorporated herein by reference.

ITEM 22. UNDERTAKINGS.

     (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into this Proxy Statement/Prospectus pursuant to Items 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chickamauga, State of Georgia, on the 17th day of September, 1997.


                                            SYNTHETIC INDUSTRIES, INC.

                                            By:     /s/ LEONARD CHILL
                                            ------------------------------------
                                                       Leonard Chill
                                               President and Chief Executive
                                                          Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

                  /s/ LEONARD CHILL                     President, Chief Executive   September 17, 1997
-----------------------------------------------------      Officer and Director
                    Leonard Chill                          (Principal Executive
                                                                 Officer)

                /s/ JOSEPH SINICROPI*                  Chief Financial Officer and   September 17, 1997
-----------------------------------------------------      Secretary (Principal
                  Joseph Sinicropi                        Financial Officer and
                                                           Principal Accounting
                                                                 Officer)

                 /s/ JOSEPH F. DANA*                     Chief Operating Officer,    September 17, 1997
-----------------------------------------------------  General Counsel and Director
                   Joseph F. Dana

                 /s/ LEE J. SEIDLER*                             Director            September 17, 1997
-----------------------------------------------------
                   Lee J. Seidler

                /s/ WILLIAM J. SHORTT*                           Director            September 17, 1997
-----------------------------------------------------
                  William J. Shortt

                 /s/ ROBERT L. VOIGT*                            Director            September 17, 1997
-----------------------------------------------------
                   Robert L. Voigt

              *By: /s/ JOSEPH SINICROPI
  ------------------------------------------------
                  Joseph Sinicropi
                  Attorney-in-Fact

                                 EXHIBIT INDEX


        EXHIBITS
         NUMBER                                  DESCRIPTION
        --------                                 -----------
          2.1            -- Acquisition Agreement dated November 21, 1986 between
                            Synthetic Industries, Inc., Synthetic Industries Limited,
                            Polyweave Corporation, the shareholders of Synthetic
                            Industries, Inc., Synthetic Industries Limited and SI
                            Holding Inc., including exhibits thereto.(1)
          2.2            -- Plan and Agreement of Merger dated December 4, 1986.(1)
          2.3            -- Asset Purchase Agreement dated October 12, 1990 between
                            Synthetic Industries, Inc. and Chicopee.(2)
          3.1            -- Amended and Restated Limited Partnership Agreement of
                            Synthetic Industries, L.P. dated as of November 11, 1986
                            (with all amendments thereto) (previously filed).
          3.2            -- Certificate of Incorporation of Synthetic Industries,
                            Inc. filed with the Secretary of the State of
                            Delaware.(10)
          3.3            -- Amended and Restated By-Laws of Synthetic Industries,
                            Inc.(10)
          4.1            -- Indenture dated as of December 14, 1992 between Synthetic
                            Industries, Inc. and United States Trust Company of New
                            York, Trustee, with respect to the 12 3/4% Senior
                            Subordinated Debentures due 2002.(4)
          4.2            -- Supplemental Indenture dated as of October 20, 1995
                            between Synthetic Industries, Inc. and United States
                            Trust Company of New York, Trustee, with respect to the
                            12 3/4% Senior Subordinated Debentures due 2002
                            (previously filed).
          4.3            -- Supplemental Indenture dated as of February 11, 1997
                            between Synthetic Industries, Inc. and United States
                            Trust Company of New York, Trustee, with respect to the
                            12 3/4% Senior Subordinated Debentures due 2002
                            (previously filed).
          4.4            -- Indenture dated as of February 11, 1997 between Synthetic
                            Industries, Inc. and United States Trust Company of New
                            York, Trustee, with respect to the 9 1/4 Senior
                            Subordinated Notes due 2007.(16)
          4.5            -- Registration Rights Agreement, dated as of February 11,
                            1997, between Synthetic Industries, Inc. and Bear,
                            Stearns & Co. Inc.(16)
          4.6            -- Registration Rights Agreement, dated as of October 31,
                            1996, between Synthetic Industries, Inc. and Synthetic
                            Industries, L.P.(12)
          5.1            -- Opinion of King & Spalding (previously filed).
          8.1            -- Opinion of King & Spalding with respect to federal income tax matters (previously filed).
         10.1            -- Fourth Amended and Restated Revolving Credit and Security
                            Agreement dated as of October 20, 1995 among Synthetic
                            Industries, Inc., BankBoston and other Lenders listed on
                            Schedule I thereto, and BankBoston, as agent on behalf of
                            the Lenders.(9)
         10.2            -- Amendment No. 1 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of
                            December 1, 1995.(9)
         10.3            -- Amendment No. 2 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of
                            February 14, 1996.(11)
         10.4            -- Amendment No. 3 to the Fourth Amended and Restated
                            Revolving Credit and Security Agreement dated as of March
                            15, 1996.(9)
         10.5            -- US Patent No. 4,867,614, Reinforced Soil and Method (Exp.
                            December 13, 2003).(2)

        EXHIBITS
         NUMBER                                  DESCRIPTION
        --------                                 -----------
         10.6            -- US Patent No. 4,790,691, Fiber Reinforced Soil and Method
                            (Exp. December 13, 2003).(2)
         10.7            -- US Patent No. 5,007,766, Shaped Barrier for Erosion
                            Control and Sediment Collection (Exp. April 16, 2008).(2)
         10.8            -- Lease agreement dated November 22, 1971 between Murray
                            Sobel and Synthetic Industries, Inc. (including all
                            amendments to date).(1)
         10.9            -- Lease agreement dated February 13, 1969, between Murray
                            Sobel and wife, Marcela S. Sobel, and Joseph F. Decosimo,
                            Frank M. Thompson and Murray Sobel, Trustees and
                            Synthetic Industries, Inc. (including all amendments to
                            date).(1)
         10.10           -- Lease agreement dated December 17, 1990 between Chicopee and Synthetic Industries, Inc.(2)
         10.11           -- Lease agreement dated January 17, 1991 between Herchel L.
                            Webster and Allie Ree Webster and Synthetic Industries,
                            Inc. (the "Lumite Lease").(2)
         10.12           -- Amendment to the Lumite Lease dated October 1, 1992.(6)
         10.13           -- Consulting Agreement dated July 23, 1991 between Texpro
                            Limitada y Cia S.C.A. and Synthetic Industries,
                            Limited.(2)
         10.14           -- Supply Contract between Eastman Chemical Products, Inc.
                            and Synthetic Industries, Inc. dated December 13,
                            1991.(7)
         10.15           -- Agreement dated September 6, 1996 between Leonard Chill and Synthetic Industries, Inc.(13)
         10.16           -- Agreement dated September 6, 1996 between W. Wayne Freed and Synthetic Industries, Inc.(13)
         10.17           -- Agreement dated September 6, 1996 between Ralph A. Kenner and Synthetic Industries, Inc.(13)
         10.18           -- Agreement dated September 6, 1996 between William Gardner
                            Wright, Jr. and Synthetic Industries, Inc.(13)
         10.19           -- Agreement dated September 6, 1996 between John M. Long
                            and Synthetic Industries, Inc.(13)
         10.20           -- Agreement dated September 6, 1996 between Charles T.
                            Koerner and Synthetic Industries, Inc.(13)
         10.21           -- Agreement dated September 1, 1984 between Robert J.
                            Breyley, Sr. and Fibermesh Company.(2)
         10.22           -- Agreement dated September 6, 1996 between Joseph
                            Sinicropi and Synthetic Industries, Inc.(13)
         10.23           -- Agreement dated September 6, 1996 between W.O.
                            Falkenberry and Synthetic Industries, Inc.(13)
         10.24           -- Agreement dated September 6, 1996 between Bobby Callahan and Synthetic Industries, Inc.(13)
         10.25           -- 1994 Stock Option Plan for Non-Employee Directors.(8)
         10.26           -- 1994 Stock Option Plan.(8)
         10.27           -- 1996 Stock Option Plan.(11)
         10.28           -- Incentive Compensation Plan Fiscal Year 1994/1995.(11)
         10.29           -- Incentive Compensation Plan Fiscal Year 1995/1996.(11)

         EXHIBITS
          NUMBER                                                    DESCRIPTION
---------------------------  ------------------------------------------------------------------------------------------
             10.30           -- Amendment No. 4 to the Fourth Amended and Restated Revolving Credit and Security
                                Agreement dated as of September 27, 1996.(13)
             10.31           -- Amendment No. 5 to the Fourth Amended and Restated Revolving Credit and Security
                                Agreement dated as of October 28, 1996.(14)
             10.32           -- Amendment No. 6 to the Fourth Amended and Restated Revolving Credit and Security
                                Agreement dated as of January 29, 1997.(15)
             10.33           -- Asset Sale Agreement by and between Spartan Mills and Synthetic Industries, Inc. dated as of February 27, 1997 (previously filed).
             10.34           -- Lease Agreement by and between Spartan Mills and Synthetic Industries, Inc. dated as of
                                February 27, 1997 (previously filed).
             10.35           -- Agreement and Plan of Withdrawal and Dissolution. (Incorporated by reference to Annex A to the Proxy Statement and Prospectus.)
             10.36           -- Agreement dated May 21, 1997 between Joseph F. Dana and Synthetic Industries, Inc.
                                (previously filed).
             21.             -- List of Subsidiaries of Synthetic Industries, Inc.(2)
             23.1            -- Consent of King & Spalding (included in Exhibit 5.1).
             23.2            -- Consent of Deloitte & Touche LLP (previously filed).
             24              -- Powers of attorney (previously filed).
             99.1            -- Press release, dated June 9, 1997, with respect to the filing of this Registration
                                Statement (previously filed).
             99.2            -- Opinion of Patricof & Co. Capital Corp. (Incorporated by reference to Annex C to the
                                Proxy Statement and Prospectus.)
             99.3            -- Form of Proxy.
             99.4            -- Form of Promissory Note between Synthetic Industries, Inc. and Synthetic Industries,
                                L.P. (previously filed).
             99.5            -- Letter to the Limited Partners of Synthetic Industries, L.P., dated September   , 1997
                                (previously filed).


---------------

 (1) Filed as an exhibit to the Company's Registration Statement on Form S-1 (33-11479) as filed with the Securities and Exchange Commission on January 23, 1987 and incorporated herein by reference.

 (2) Filed as an exhibit to the Company's Registration Statement on Form S-1 (33-51206) as filed with the Securities and Exchange Commission on August 24, 1992 and incorporated herein by reference.

 (3) Filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.

 (4) Filed as an exhibit to the Company's Amendment No. 3 to the Registration on Form S-1 (33-51206) as filed with the Securities and Exchange Commission on December 4, 1992 and incorporated herein by reference.

 (5) Filed as an exhibit to the Partnership's Registration Statement on Form 10 (0-21548) as filed with the Securities and Exchange Commission on April 16, 1993 and incorporated herein by reference.

 (6) Filed as an exhibit to the Partnership's Amendment No. 1 to the Registration Statement on Form 10 (0-21548) as filed with the Securities and Exchange Commission on August 10, 1993 and incorporated herein by reference.

 (7) Pursuant to an order dated October 19, 1992, the Securities and Exchange Commission granted confidential treatment with respect to certain portions of this exhibit under Rule 406 of the Securities Act of 1933, as amended.